EXHIBIT 10.9

SENIOR EXECUTIVE SEVERANCE AGREEMENT


AGREEMENT dated as of the 28th day of January 1997 between The Ryland Group, Inc., a Maryland corporation (the "Corporation"), and Thomas J. Gancsos (the "Executive").

In consideration of the services provided by the Executive and the covenants and agreements contained herein, and for other good and valuable consideration the sufficiency of which is acknowledged, the Corporation and the Executive agree as follows:

1. Termination After Change of Control. The following payments and benefits will be provided to the Executive by the Corporation in the event of a Termination of Employment (as hereinafter defined) of the Executive within three (3) years after a Change of Control (as hereinafter defined) of the Corporation:

1.1 Lump Sum Cash Payment. On or before the Executive's last day of employment with the Corporation, the Corporation will pay to the Executive a lump sum cash amount equal to two (2) times the highest Annual Compensation (as hereinafter defined) paid to the Executive by the Corporation for any of the three (3) calendar years immediately preceding the date of Termination of Employment.

1.2 Accelerated Vesting and Supplemental Payments. All rights, awards and benefits of the Executive in the TRG Incentive Plan, the deferred compensation plans (including the Retirement and Stock Ownership Plan, Executive and Director Deferred Compensation Plan and any successor or replacements plans) and any incentive, bonus or benefit plans of the Corporation in which the Executive participates shall immediately vest in full and the Executive shall be paid in a lump sum within thirty (30) days of the date of Termination of Employment. To the extent that any of the plans of the Corporation would not under applicable law permit accelerated vesting, the Executive will be paid supplementally by the Corporation the amount of additional benefits that would be payable if full vesting had taken place as of the date of Termination of Employment. All supplemental payments are provided on an unfunded basis, are not intended to meet the qualification requirements of Section 401 of the Internal Revenue Code, and shall be payable solely from the general assets of the Corporation.

1.3 Insurance and Other Special Benefits. The Executive's participation in the life, accident and health insurance, employee welfare benefit plans (as defined in the Employee Retirement Income Security Act of 1974) and other fringe benefits (the "Benefits") provided to the Executive prior to the Change of Control or the Termination of Employment shall be continued or equivalent benefits provided by the Corporation, at no cost to the Executive, for a period of two (2) years from the date of the Executive's Termination of Employment. If for any reason the Corporation is unable to continue the Benefits, as required by the preceding sentence, the Corporation shall pay to the Executive a lump sum cash payment equal to the value of the Benefits which the Corporation is unable to provide.

1.4 Relocation Assistance. Should the Executive move his residence in order to pursue other business opportunities within two (2) years after the date of the Termination of Employment, he will be reimbursed for any expenses incurred in that relocation, including taxes payable on the reimbursement, which are not reimbursed by another employer. Benefits under this paragraph will include assistance in selling the Executive's home and all other assistance and benefits which are provided by the Corporation under its relocation plan as in effect immediately prior to the Change of Control or the Termination of Employment.

1.5 Stock Rights. All stock options, stock appreciation rights, stock purchase rights, restricted stock rights and any similar rights which the Executive holds shall become fully vested and be exercisable on the Executive's last day of employment with the Corporation.

1.6 Outplacement Assistant. The Executive shall be reimbursed by the Corporation for the costs of all outplacement services obtained by the Executive within the two (2) year period after the date of the Executive's Termination of Employment provided the total reimbursement shall be limited to an amount equal to twenty-five percent (25%) of the Executive's Annual Compensation for the calendar year immediately preceding the date of the Executive's
Termination of Employment.

1.7   Definitions.

(i) A "Change of Control" shall take place on the date of the earlier to occur of any of the following events:

(a) The acquisition by any person, other than the Corporation or any employee benefit plan of the Corporation, of beneficial ownership of 20% or more of the combined voting power of the Corporation's then outstanding voting securities;

(b) The first purchase under a tender offer or exchange offer, other than an offer by the Corporation or any employee benefit plans of the Corporation, pursuant to which shares of common stock have been purchased;

(c) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by stockholders of the Corporation of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

(d) Approval by stockholders of the Corporation of a merger, consolidation, liquidation or dissolution of the Corporation, or the sale of all or substantially all of the assets of the Corporation.

(ii) "Annual Compensation" shall mean the sum of the base salary and annual bonus paid to the Executive and all vested amounts credited to the Executive under any incentive compensation or other benefit plans of the Corporation in which the Executive participates during the applicable calendar year. In the event the Executive has not been employed by the Corporation or received a base salary and annual bonus for a complete calendar year, the determination of Annual Compensation shall involve a pro forma projection of base salary, annual bonus and vested amounts credited under incentive compensation or other benefit plans for a complete calendar year based upon the amounts that were paid or credited during the partial year of employment or partial year of receipt of compensation and any other information deemed appropriate.

(iii) A "Termination of Employment" shall take place in the event that (a) the Executive's employment is terminated for any reason other than as a consequence of death, disability or normal retirement, (b) the Executive is assigned any duties or responsibilities that are inconsistent in any respect with his position, duties, responsibilities or status prior to the Change of Control, (c) the Corporation requires the Executive to be based at a location which is more than fifty
(50) miles from the Executive's then current primary residence, (d) the Executive's base salary is reduced, or
(e) the Executive experiences in any year a reduction in the ratio of his incentive compensation, bonus or other such payments to his base compensation which is greater than the average reduction in the ratio of incentive compensation, bonus or other such payments to base compensation experienced by all of the Corporation's or the successor corporation's executive officers.

1.8 Subsequent Imposition of Excise Tax. If it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of the payments to the Executive is considered to be an "excess parachute payment," subject to the excise tax under Section 4999 of the Code, which was not contemplated to be an "excess parachute payment" at the time of payment, the Executive shall be entitled to receive a lump sum cash payment sufficient to place the Executive in the same net after-tax position, computed by using the "Special Tax Rate" as such term is defined below, that the Executive would have been in had such payment not been subject to such excise tax, and had the Executive not incurred any interest charges or penalties with respect to the imposition of such excise tax. For purposes of this Agreement, the "Special Tax Rate" shall be the highest effective Federal and state marginal tax rates applicable to the Executive in the year in which the payment contemplated under this
Section 1.8 is made.

2.    General.

2.1 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Corporation, to the extent permitted by applicable law and the Corporation's Charter and By-laws, indemnifies the Executive for his reasonable attorneys' fees and disbursements incurred in such litigation.

2.2 Dispute Resolution. Either the Executive or the Corporation may elect to have any good faith dispute or controversy arising under or in connection with this Agreement settled by arbitration, by providing written notice of such election to the other party, specifying the nature of the dispute to be arbitrated. If arbitration is selected, such proceeding shall be conducted before a panel of three (3) arbitrators sitting in a location agreed to by the Corporation and the Executive within fifty (50) miles from the location of the Executive's principal place of employment in accordance with the rules of the American Arbitration Association. Judgment may be entered on the award of the arbitrators in any court having competent jurisdiction.

      If the Executive prevails in any litigation or arbitration seeking to enforce the provisions of this Agreement, the Executive shall be entitled to reimbursement by the Corporation of all expenses, including reasonable legal fees and expenses, and costs and disbursements incurred as a result of such dispute or legal proceeding.

2.3 Payment of Obligations Absolute. The Corporation's obligation to pay the compensation and to make the arrangements provided in this Agreement shall be absolute and unconditional and shall not be affected by any circumstances, including any offset, counterclaim, recoupment, defense or other right which the Corporation may have against the Executive or anyone else. All amounts payable by the Corporation shall be paid without notice or demand. Each and every payment made by the Corporation shall be final and the Corporation will not seek to recover all or any part of such payment. The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under this Agreement, and the obtaining of any other employment shall not result in a reduction of the Corporation's obligations to make the payments, benefits and arrangements required to be made under this Agreement.

2.4 Continuing Obligations. The Executive shall retain in confidence any confidential information known to him concerning the Corporation, its subsidiaries and their respective businesses so long as such information is not publicly disclosed.

2.5	Successors.  This Agreement shall be binding upon and inure to the benefit of the Executive and his estate, and the Corporation and any successor of the Corporation, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by the Executive. All references in this Agreement to the Corporation shall include its subsidiaries and affiliates and any successors and assigns of the Corporation. Any successor of the Corporation shall be deemed substituted for all purposes of the "Corporation" under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation or business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or the business of the Corporation. In all cases, the Corporation shall remain jointly and severally liable for all obligations hereunder.

2.6 Severability. Any provisions in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

2.7 Controlling Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

2.8 Modification. This Agreement shall not be varied, altered, modified, canceled, changed or in any way amended except by mutual agreement of the Executive and the Corporation in a written instrument executed by the Executive and the Corporation.

2.9 Tax Withholding. The Corporation may withhold all federal, state, city or other taxes required pursuant to any law or governmental regulation or ruling.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE RYLAND GROUP, INC.                          EXECUTIVE

/s/ R. Chad Dreier                              /s/ Thomas J. Gancsos
----------------------------------              -----------------------------
R. Chad Dreier, President and Chief             Thomas J. Gancsos
  Executive Officer


ATTEST:

/s/ Timothy J. Geckle
---------------------------------
Timothy J. Geckle, Secretary


SENIOR EXECUTIVE SEVERANCE AGREEMENT


AGREEMENT dated as of the 28th day of January 1997 between The Ryland Group, Inc., a Maryland corporation (the "Corporation"), and Timothy J. Geckle (the "Executive").

In consideration of the services provided by the Executive and the covenants and agreements contained herein, and for other good and valuable consideration the sufficiency of which is acknowledged, the Corporation and the Executive agree as follows:

1. Termination After Change of Control. The following payments and benefits will be provided to the Executive by the Corporation in the event of a Termination of Employment (as hereinafter defined) of the Executive within three (3) years after a Change of Control (as hereinafter defined) of the Corporation:

1.1 Lump Sum Cash Payment. On or before the Executive's last day of employment with the Corporation, the Corporation will pay to the Executive a lump sum cash amount equal to two (2) times the highest Annual Compensation (as hereinafter defined) paid to the Executive by the Corporation for any of the three (3) calendar years immediately preceding the date of Termination of Employment.

1.2 Accelerated Vesting and Supplemental Payments. All rights, awards and benefits of the Executive in the TRG Incentive Plan, the deferred compensation plans (including the Retirement and Stock Ownership Plan, Executive and Director Deferred Compensation Plan and any successor or replacements plans) and any incentive, bonus or benefit plans of the Corporation in which the Executive participates shall immediately vest in full and the Executive shall be paid in a lump sum within thirty (30) days of the date of Termination of Employment. To the extent that any of the plans of the Corporation would not under applicable law permit accelerated vesting, the Executive will be paid supplementally by the Corporation the amount of additional benefits that would be payable if full vesting had taken place as of the date of Termination of Employment. All supplemental payments are provided on an unfunded basis, are not intended to meet the qualification requirements of Section 401 of the Internal Revenue Code, and shall be payable solely from the general assets of the Corporation.

1.3 Insurance and Other Special Benefits. The Executive's participation in the life, accident and health insurance, employee welfare benefit plans (as defined in the Employee Retirement Income Security Act of 1974) and other fringe benefits (the "Benefits") provided to the Executive prior to the Change of Control or the Termination of Employment shall be continued or equivalent benefits provided by the Corporation, at no cost to the Executive, for a period of two (2) years from the date of the Executive's Termination of Employment. If for any reason the Corporation is unable to continue the Benefits, as required by the preceding sentence, the Corporation shall pay to the Executive a lump sum cash payment equal to the value of the Benefits which the Corporation is unable to provide.

1.4 Relocation Assistance. Should the Executive move his residence in order to pursue other business opportunities within two (2) years after the date of the Termination of Employment, he will be reimbursed for any expenses incurred in that relocation, including taxes payable on the reimbursement, which are not reimbursed by another employer. Benefits under this paragraph will include assistance in selling the Executive's home and all other assistance and benefits which are provided by the Corporation under its relocation plan as in effect immediately prior to the Change of Control or the Termination of Employment.

1.5 Stock Rights. All stock options, stock appreciation rights, stock purchase rights, restricted stock rights and any similar rights which the Executive holds shall become fully vested and be exercisable on the Executive's last day of employment with the Corporation.

1.6 Outplacement Assistant. The Executive shall be reimbursed by the Corporation for the costs of all outplacement services obtained by the Executive within the two (2) year period after the date of the Executive's Termination of Employment provided the total reimbursement shall be limited to an amount equal to twenty-five percent (25%) of the Executive's Annual Compensation for the calendar year immediately preceding the date of the Executive's
Termination of Employment.

1.7   Definitions.

(i) A "Change of Control" shall take place on the date of the earlier to occur of any of the following events:

(a) The acquisition by any person, other than the Corporation or any employee benefit plan of the Corporation, of beneficial ownership of 20% or more of the combined voting power of the Corporation's then outstanding voting securities;

(b) The first purchase under a tender offer or exchange offer, other than an offer by the Corporation or any employee benefit plans of the Corporation, pursuant to which shares of common stock have been purchased;

(c) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by stockholders of the Corporation of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

(d) Approval by stockholders of the Corporation of a merger, consolidation, liquidation or dissolution of the Corporation, or the sale of all or substantially all of the assets of the Corporation.

(ii) "Annual Compensation" shall mean the sum of the base salary and annual bonus paid to the Executive and all vested amounts credited to the Executive under any incentive compensation or other benefit plans of the Corporation in which the Executive participates during the applicable calendar year. In the event the Executive has not been employed by the Corporation or received a base salary and annual bonus for a complete calendar year, the determination of Annual Compensation shall involve a pro forma projection of base salary, annual bonus and vested amounts credited under incentive compensation or other benefit plans for a complete calendar year based upon the amounts that were paid or credited during the partial year of employment or partial year of receipt of compensation and any other information deemed appropriate.

(iii) A "Termination of Employment" shall take place in the event that (a) the Executive's employment is terminated for any reason other than as a consequence of death, disability or normal retirement, (b) the Executive is assigned any duties or responsibilities that are inconsistent in any respect with his position, duties, responsibilities or status prior to the Change of Control, (c) the Corporation requires the Executive to be based at a location which is more than fifty
(50) miles from the Executive's then current primary residence, (d) the Executive's base salary is reduced, or
(e) the Executive experiences in any year a reduction in the ratio of his incentive compensation, bonus or other such payments to his base compensation which is greater than the average reduction in the ratio of incentive compensation, bonus or other such payments to base compensation experienced by all of the Corporation's or the successor corporation's executive officers.

1.8 Subsequent Imposition of Excise Tax. If it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of the payments to the Executive is considered to be an "excess parachute payment," subject to the excise tax under Section 4999 of the Code, which was not contemplated to be an "excess parachute payment" at the time of payment, the Executive shall be entitled to receive a lump sum cash payment sufficient to place the Executive in the same net after-tax position, computed by using the "Special Tax Rate" as such term is defined below, that the Executive would have been in had such payment not been subject to such excise tax, and had the Executive not incurred any interest charges or penalties with respect to the imposition of such excise tax. For purposes of this Agreement, the "Special Tax Rate" shall be the highest effective Federal and state marginal tax rates applicable to the Executive in the year in which the payment contemplated under this
Section 1.8 is made.

2.    General.

2.1 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Corporation, to the extent permitted by applicable law and the Corporation's Charter and By-laws, indemnifies the Executive for his reasonable attorneys' fees and disbursements incurred in such litigation.

2.2 Dispute Resolution. Either the Executive or the Corporation may elect to have any good faith dispute or controversy arising under or in connection with this Agreement settled by arbitration, by providing written notice of such election to the other party, specifying the nature of the dispute to be arbitrated. If arbitration is selected, such proceeding shall be conducted before a panel of three (3) arbitrators sitting in a location agreed to by the Corporation and the Executive within fifty (50) miles from the location of the Executive's principal place of employment in accordance with the rules of the American Arbitration Association. Judgment may be entered on the award of the arbitrators in any court having competent jurisdiction.

      If the Executive prevails in any litigation or arbitration seeking to enforce the provisions of this Agreement, the Executive shall be entitled to reimbursement by the Corporation of all expenses, including reasonable legal fees and expenses, and costs and disbursements incurred as a result of such dispute or legal proceeding.

2.3 Payment of Obligations Absolute. The Corporation's obligation to pay the compensation and to make the arrangements provided in this Agreement shall be absolute and unconditional and shall not be affected by any circumstances, including any offset, counterclaim, recoupment, defense or other right which the Corporation may have against the Executive or anyone else. All amounts payable by the Corporation shall be paid without notice or demand. Each and every payment made by the Corporation shall be final and the Corporation will not seek to recover all or any part of such payment. The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under this Agreement, and the obtaining of any other employment shall not result in a reduction of the Corporation's obligations to make the payments, benefits and arrangements required to be made under this Agreement.

2.4 Continuing Obligations. The Executive shall retain in confidence any confidential information known to him concerning the Corporation, its subsidiaries and their respective businesses so long as such information is not publicly disclosed.

2.5 Successors. This Agreement shall be binding upon and inure to the benefit of the Executive and his estate, and the Corporation and any successor of the Corporation, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by the Executive. All references in this Agreement to the Corporation shall include its subsidiaries and affiliates and any successors and assigns of the Corporation. Any successor of the Corporation shall be deemed substituted for all purposes of the "Corporation" under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation or business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or the business of the Corporation. In all cases, the Corporation shall remain jointly and severally liable for all obligations hereunder.

2.6 Severability. Any provisions in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

2.7 Controlling Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

2.8 Modification. This Agreement shall not be varied, altered, modified, canceled, changed or in any way amended except by mutual agreement of the Executive and the Corporation in a written instrument executed by the Executive and the Corporation.

2.9 Tax Withholding. The Corporation may withhold all federal, state, city or other taxes required pursuant to any law or governmental regulation or ruling.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE RYLAND GROUP, INC.                          EXECUTIVE

/s/ R. Chad Dreier                              /s/ Timothy J. Geckle
----------------------------------              -----------------------------
R. Chad Dreier, President and Chief             Timothy J. Geckle
  Executive Officer


ATTEST:

/s/ Julie Charping
---------------------------------
Julie Charping, Assistant Secretary


SENIOR EXECUTIVE SEVERANCE AGREEMENT


AGREEMENT dated as of the 28th day of January 1997 between The Ryland Group, Inc., a Maryland corporation (the "Corporation"), and Edward W. Gold (the "Executive").

In consideration of the services provided by the Executive and the covenants and agreements contained herein, and for other good and valuable consideration the sufficiency of which is acknowledged, the Corporation and the Executive agree as follows:

1. Termination After Change of Control. The following payments and benefits will be provided to the Executive by the Corporation in the event of a Termination of Employment (as hereinafter defined) of the Executive within three (3) years after a Change of Control (as hereinafter defined) of the Corporation:

1.1 Lump Sum Cash Payment. On or before the Executive's last day of employment with the Corporation, the Corporation will pay to the Executive a lump sum cash amount equal to two (2) times the highest Annual Compensation (as hereinafter defined) paid to the Executive by the Corporation for any of the three (3) calendar years immediately preceding the date of Termination of Employment.

1.2 Accelerated Vesting and Supplemental Payments. All rights, awards and benefits of the Executive in the TRG Incentive Plan, the deferred compensation plans (including the Retirement and Stock Ownership Plan, Executive and Director Deferred Compensation Plan and any successor or replacements plans) and any incentive, bonus or benefit plans of the Corporation in which the Executive participates shall immediately vest in full and the Executive shall be paid in a lump sum within thirty (30) days of the date of Termination of Employment. To the extent that any of the plans of the Corporation would not under applicable law permit accelerated vesting, the Executive will be paid supplementally by the Corporation the amount of additional benefits that would be payable if full vesting had taken place as of the date of Termination of Employment. All supplemental payments are provided on an unfunded basis, are not intended to meet the qualification requirements of Section 401 of the Internal Revenue Code, and shall be payable solely from the general assets of the Corporation.

1.3 Insurance and Other Special Benefits. The Executive's participation in the life, accident and health insurance, employee welfare benefit plans (as defined in the Employee Retirement Income Security Act of 1974) and other fringe benefits (the "Benefits") provided to the Executive prior to the Change of Control or the Termination of Employment shall be continued or equivalent benefits provided by the Corporation, at no cost to the Executive, for a period of two (2) years from the date of the Executive's Termination of Employment. If for any reason the Corporation is unable to continue the Benefits, as required by the preceding sentence, the Corporation shall pay to the Executive a lump sum cash payment equal to the value of the Benefits which the Corporation is unable to provide.

1.4 Relocation Assistance. Should the Executive move his residence in order to pursue other business opportunities within two (2) years after the date of the Termination of Employment, he will be reimbursed for any expenses incurred in that relocation, including taxes payable on the reimbursement, which are not reimbursed by another employer. Benefits under this paragraph will include assistance in selling the Executive's home and all other assistance and benefits which are provided by the Corporation under its relocation plan as in effect immediately prior to the Change of Control or the Termination of Employment.

1.5 Stock Rights. All stock options, stock appreciation rights, stock purchase rights, restricted stock rights and any similar rights which the Executive holds shall become fully vested and be exercisable on the Executive's last day of employment with the Corporation.

1.6 Outplacement Assistant. The Executive shall be reimbursed by the Corporation for the costs of all outplacement services obtained by the Executive within the two (2) year period after the date of the Executive's Termination of Employment provided the total reimbursement shall be limited to an amount equal to twenty-five percent (25%) of the Executive's Annual Compensation for the calendar year immediately preceding the date of the Executive's
Termination of Employment.

1.7   Definitions.

(i) A "Change of Control" shall take place on the date of the earlier to occur of any of the following events:

(a) The acquisition by any person, other than the Corporation or any employee benefit plan of the Corporation, of beneficial ownership of 20% or more of the combined voting power of the Corporation's then outstanding voting securities;

(b) The first purchase under a tender offer or exchange offer, other than an offer by the Corporation or any employee benefit plans of the Corporation, pursuant to which shares of common stock have been purchased;

(c) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by stockholders of the Corporation of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

(d) Approval by stockholders of the Corporation of a merger, consolidation, liquidation or dissolution of the Corporation, or the sale of all or substantially all of the assets of the Corporation.

(ii) "Annual Compensation" shall mean the sum of the base salary and annual bonus paid to the Executive and all vested amounts credited to the Executive under any incentive compensation or other benefit plans of the Corporation in which the Executive participates during the applicable calendar year. In the event the Executive has not been employed by the Corporation or received a base salary and annual bonus for a complete calendar year, the determination of Annual Compensation shall involve a pro forma projection of base salary, annual bonus and vested amounts credited under incentive compensation or other benefit plans for a complete calendar year based upon the amounts that were paid or credited during the partial year of employment or partial year of receipt of compensation and any other information deemed appropriate.

(iii) A "Termination of Employment" shall take place in the event that (a) the Executive's employment is terminated for any reason other than as a consequence of death, disability or normal retirement, (b) the Executive is assigned any duties or responsibilities that are inconsistent in any respect with his position, duties, responsibilities or status prior to the Change of Control, (c) the Corporation requires the Executive to be based at a location which is more than fifty
(50) miles from the Executive's then current primary residence, (d) the Executive's base salary is reduced, or
(e) the Executive experiences in any year a reduction in the ratio of his incentive compensation, bonus or other such payments to his base compensation which is greater than the average reduction in the ratio of incentive compensation, bonus or other such payments to base compensation experienced by all of the Corporation's or the successor corporation's executive officers.

1.8 Subsequent Imposition of Excise Tax. If it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of the payments to the Executive is considered to be an "excess parachute payment," subject to the excise tax under Section 4999 of the Code, which was not contemplated to be an "excess parachute payment" at the time of payment, the Executive shall be entitled to receive a lump sum cash payment sufficient to place the Executive in the same net after-tax position, computed by using the "Special Tax Rate" as such term is defined below, that the Executive would have been in had such payment not been subject to such excise tax, and had the Executive not incurred any interest charges or penalties with respect to the imposition of such excise tax. For purposes of this Agreement, the "Special Tax Rate" shall be the highest effective Federal and state marginal tax rates applicable to the Executive in the year in which the payment contemplated under this
Section 1.8 is made.

2.    General.

2.1 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Corporation, to the extent permitted by applicable law and the Corporation's Charter and By-laws, indemnifies the Executive for his reasonable attorneys' fees and disbursements incurred in such litigation.

2.2 Dispute Resolution. Either the Executive or the Corporation may elect to have any good faith dispute or controversy arising under or in connection with this Agreement settled by arbitration, by providing written notice of such election to the other party, specifying the nature of the dispute to be arbitrated. If arbitration is selected, such proceeding shall be conducted before a panel of three (3) arbitrators sitting in a location agreed to by the Corporation and the Executive within fifty (50) miles from the location of the Executive's principal place of employment in accordance with the rules of the American Arbitration Association. Judgment may be entered on the award of the arbitrators in any court having competent jurisdiction.

      If the Executive prevails in any litigation or arbitration seeking to enforce the provisions of this Agreement, the Executive shall be entitled to reimbursement by the Corporation of all expenses, including reasonable legal fees and expenses, and costs and disbursements incurred as a result of such dispute or legal proceeding.

2.3 Payment of Obligations Absolute. The Corporation's obligation to pay the compensation and to make the arrangements provided in this Agreement shall be absolute and unconditional and shall not be affected by any circumstances, including any offset, counterclaim, recoupment, defense or other right which the Corporation may have against the Executive or anyone else. All amounts payable by the Corporation shall be paid without notice or demand. Each and every payment made by the Corporation shall be final and the Corporation will not seek to recover all or any part of such payment. The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under this Agreement, and the obtaining of any other employment shall not result in a reduction of the Corporation's obligations to make the payments, benefits and arrangements required to be made under this Agreement.

2.4 Continuing Obligations. The Executive shall retain in confidence any confidential information known to him concerning the Corporation, its subsidiaries and their respective businesses so long as such information is not publicly disclosed.

2.5 Successors. This Agreement shall be binding upon and inure to the benefit of the Executive and his estate, and the Corporation and any successor of the Corporation, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by the Executive. All references in this Agreement to the Corporation shall include its subsidiaries and affiliates and any successors and assigns of the Corporation. Any successor of the Corporation shall be deemed substituted for all purposes of the "Corporation" under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation or business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or the business of the Corporation. In all cases, the Corporation shall remain jointly and severally liable for all obligations hereunder.

2.6 Severability. Any provisions in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

2.7 Controlling Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

2.8 Modification. This Agreement shall not be varied, altered, modified, canceled, changed or in any way amended except by mutual agreement of the Executive and the Corporation in a written instrument executed by the Executive and the Corporation.

2.9 Tax Withholding. The Corporation may withhold all federal, state, city or other taxes required pursuant to any law or governmental regulation or ruling.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE RYLAND GROUP, INC.                          EXECUTIVE

/s/ R. Chad Dreier                              /s/ Edward W. Gold
----------------------------------              -----------------------------
R. Chad Dreier, President and Chief             Edward W. Gold
  Executive Officer


ATTEST:

/s/ Timothy J. Geckle, Secretary
---------------------------------
Timothy J. Geckle, Secretary


SENIOR EXECUTIVE SEVERANCE AGREEMENT


AGREEMENT dated as of the 28th day of January 1997 between The Ryland Group, Inc., a Maryland corporation (the "Corporation"), and John M. Garrity (the "Executive").

In consideration of the services provided by the Executive and the covenants and agreements contained herein, and for other good and valuable consideration the sufficiency of which is acknowledged, the Corporation and the Executive agree as follows:

1. Termination After Change of Control. The following payments and benefits will be provided to the Executive by the Corporation in the event of a Termination of Employment (as hereinafter defined) of the Executive within three (3) years after a Change of Control (as hereinafter defined) of the Corporation:

1.1 Lump Sum Cash Payment. On or before the Executive's last day of employment with the Corporation, the Corporation will pay to the Executive a lump sum cash amount equal to two (2) times the highest Annual Compensation (as hereinafter defined) paid to the Executive by the Corporation for any of the three (3) calendar years immediately preceding the date of Termination of Employment.

1.2 Accelerated Vesting and Supplemental Payments. All rights, awards and benefits of the Executive in the TRG Incentive Plan, the deferred compensation plans (including the Retirement and Stock Ownership Plan, Executive and Director Deferred Compensation Plan and any successor or replacements plans) and any incentive, bonus or benefit plans of the Corporation in which the Executive participates shall immediately vest in full and the Executive shall be paid in a lump sum within thirty (30) days of the date of Termination of Employment. To the extent that any of the plans of the Corporation would not under applicable law permit accelerated vesting, the Executive will be paid supplementally by the Corporation the amount of additional benefits that would be payable if full vesting had taken place as of the date of Termination of Employment. All supplemental payments are provided on an unfunded basis, are not intended to meet the qualification requirements of Section 401 of the Internal Revenue Code, and shall be payable solely from the general assets of the Corporation.

1.3 Insurance and Other Special Benefits. The Executive's participation in the life, accident and health insurance, employee welfare benefit plans (as defined in the Employee Retirement Income Security Act of 1974) and other fringe benefits (the "Benefits") provided to the Executive prior to the Change of Control or the Termination of Employment shall be continued or equivalent benefits provided by the Corporation, at no cost to the Executive, for a period of two (2) years from the date of the Executive's Termination of Employment. If for any reason the Corporation is unable to continue the Benefits, as required by the preceding sentence, the Corporation shall pay to the Executive a lump sum cash payment equal to the value of the Benefits which the Corporation is unable to provide.

1.4 Relocation Assistance. Should the Executive move his residence in order to pursue other business opportunities within two (2) years after the date of the Termination of Employment, he will be reimbursed for any expenses incurred in that relocation, including taxes payable on the reimbursement, which are not reimbursed by another employer. Benefits under this paragraph will include assistance in selling the Executive's home and all other assistance and benefits which are provided by the Corporation under its relocation plan as in effect immediately prior to the Change of Control or the Termination of Employment.

1.5 Stock Rights. All stock options, stock appreciation rights, stock purchase rights, restricted stock rights and any similar rights which the Executive holds shall become fully vested and be exercisable on the Executive's last day of employment with the Corporation.

1.6 Outplacement Assistant. The Executive shall be reimbursed by the Corporation for the costs of all outplacement services obtained by the Executive within the two (2) year period after the date of the Executive's Termination of Employment provided the total reimbursement shall be limited to an amount equal to twenty-five percent (25%) of the Executive's Annual Compensation for the calendar year immediately preceding the date of the Executive's
Termination of Employment.

1.7   Definitions.

(i) A "Change of Control" shall take place on the date of the earlier to occur of any of the following events:

(a) The acquisition by any person, other than the Corporation or any employee benefit plan of the Corporation, of beneficial ownership of 20% or more of the combined voting power of the Corporation's then outstanding voting securities;

(b) The first purchase under a tender offer or exchange offer, other than an offer by the Corporation or any employee benefit plans of the Corporation, pursuant to which shares of common stock have been purchased;

(c) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by stockholders of the Corporation of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

(d) Approval by stockholders of the Corporation of a merger, consolidation, liquidation or dissolution of the Corporation, or the sale of all or substantially all of the assets of the Corporation.

(ii) "Annual Compensation" shall mean the sum of the base salary and annual bonus paid to the Executive and all vested amounts credited to the Executive under any incentive compensation or other benefit plans of the Corporation in which the Executive participates during the applicable calendar year. In the event the Executive has not been employed by the Corporation or received a base salary and annual bonus for a complete calendar year, the determination of Annual Compensation shall involve a pro forma projection of base salary, annual bonus and vested amounts credited under incentive compensation or other benefit plans for a complete calendar year based upon the amounts that were paid or credited during the partial year of employment or partial year of receipt of compensation and any other information deemed appropriate.

(iii) A "Termination of Employment" shall take place in the event that (a) the Executive's employment is terminated for any reason other than as a consequence of death, disability or normal retirement, (b) the Executive is assigned any duties or responsibilities that are inconsistent in any respect with his position, duties, responsibilities or status prior to the Change of Control, (c) the Corporation requires the Executive to be based at a location which is more than fifty
(50) miles from the Executive's then current primary residence, (d) the Executive's base salary is reduced, or
(e) the Executive experiences in any year a reduction in the ratio of his incentive compensation, bonus or other such payments to his base compensation which is greater than the average reduction in the ratio of incentive compensation, bonus or other such payments to base compensation experienced by all of the Corporation's or the successor corporation's executive officers.

1.8 Subsequent Imposition of Excise Tax. If it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of the payments to the Executive is considered to be an "excess parachute payment," subject to the excise tax under Section 4999 of the Code, which was not contemplated to be an "excess parachute payment" at the time of payment, the Executive shall be entitled to receive a lump sum cash payment sufficient to place the Executive in the same net after-tax position, computed by using the "Special Tax Rate" as such term is defined below, that the Executive would have been in had such payment not been subject to such excise tax, and had the Executive not incurred any interest charges or penalties with respect to the imposition of such excise tax. For purposes of this Agreement, the "Special Tax Rate" shall be the highest effective Federal and state marginal tax rates applicable to the Executive in the year in which the payment contemplated under this
Section 1.8 is made.

2.    General.

2.1 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Corporation, to the extent permitted by applicable law and the Corporation's Charter and By-laws, indemnifies the Executive for his reasonable attorneys' fees and disbursements incurred in such litigation.

2.2 Dispute Resolution. Either the Executive or the Corporation may elect to have any good faith dispute or controversy arising under or in connection with this Agreement settled by arbitration, by providing written notice of such election to the other party, specifying the nature of the dispute to be arbitrated. If arbitration is selected, such proceeding shall be conducted before a panel of three (3) arbitrators sitting in a location agreed to by the Corporation and the Executive within fifty (50) miles from the location of the Executive's principal place of employment in accordance with the rules of the American Arbitration Association. Judgment may be entered on the award of the arbitrators in any court having competent jurisdiction.

      If the Executive prevails in any litigation or arbitration seeking to enforce the provisions of this Agreement, the Executive shall be entitled to reimbursement by the Corporation of all expenses, including reasonable legal fees and expenses, and costs and disbursements incurred as a result of such dispute or legal proceeding.

2.3 Payment of Obligations Absolute. The Corporation's obligation to pay the compensation and to make the arrangements provided in this Agreement shall be absolute and unconditional and shall not be affected by any circumstances, including any offset, counterclaim, recoupment, defense or other right which the Corporation may have against the Executive or anyone else. All amounts payable by the Corporation shall be paid without notice or demand. Each and every payment made by the Corporation shall be final and the Corporation will not seek to recover all or any part of such payment. The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under this Agreement, and the obtaining of any other employment shall not result in a reduction of the Corporation's obligations to make the payments, benefits and arrangements required to be made under this Agreement.

2.4 Continuing Obligations. The Executive shall retain in confidence any confidential information known to him concerning the Corporation, its subsidiaries and their respective businesses so long as such information is not publicly disclosed.

2.5 Successors. This Agreement shall be binding upon and inure to the benefit of the Executive and his estate, and the Corporation and any successor of the Corporation, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by the Executive. All references in this Agreement to the Corporation shall include its subsidiaries and affiliates and any successors and assigns of the Corporation. Any successor of the Corporation shall be deemed substituted for all purposes of the "Corporation" under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation or business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or the business of the Corporation. In all cases, the Corporation shall remain jointly and severally liable for all obligations hereunder.

2.6 Severability. Any provisions in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

2.7 Controlling Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

2.8 Modification. This Agreement shall not be varied, altered, modified, canceled, changed or in any way amended except by mutual agreement of the Executive and the Corporation in a written instrument executed by the Executive and the Corporation.

2.9 Tax Withholding. The Corporation may withhold all federal, state, city or other taxes required pursuant to any law or governmental regulation or ruling.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE RYLAND GROUP, INC.                          EXECUTIVE

/s/ R. Chad Dreier                              /s/ John M. Garrity
-----------------------------------             -----------------------------
R. Chad Dreier, President and Chief             John M. Garrity
  Executive Officer


ATTEST:

/s/ Timothy J. Geckle
---------------------------------
Timothy J. Geckle, Secretary



SENIOR EXECUTIVE SEVERANCE AGREEMENT


AGREEMENT dated as of the 28th day of January 1997 between The Ryland Group, Inc., a Maryland corporation (the "Corporation"), and Frank J. Scardina (the "Executive").

In consideration of the services provided by the Executive and the covenants and agreements contained herein, and for other good and valuable consideration the sufficiency of which is acknowledged, the Corporation and the Executive agree as follows:

1. Termination After Change of Control. The following payments and benefits will be provided to the Executive by the Corporation in the event of a Termination of Employment (as hereinafter defined) of the Executive within three (3) years after a Change of Control (as hereinafter defined) of the Corporation:

1.1 Lump Sum Cash Payment. On or before the Executive's last day of employment with the Corporation, the Corporation will pay to the Executive a lump sum cash amount equal to two (2) times the highest Annual Compensation (as hereinafter defined) paid to the Executive by the Corporation for any of the three (3) calendar years immediately preceding the date of Termination of Employment.

1.2 Accelerated Vesting and Supplemental Payments. All rights, awards and benefits of the Executive in the TRG Incentive Plan, the deferred compensation plans (including the Retirement and Stock Ownership Plan, Executive and Director Deferred Compensation Plan and any successor or replacements plans) and any incentive, bonus or benefit plans of the Corporation in which the Executive participates shall immediately vest in full and the Executive shall be paid in a lump sum within thirty (30) days of the date of Termination of Employment. To the extent that any of the plans of the Corporation would not under applicable law permit accelerated vesting, the Executive will be paid supplementally by the Corporation the amount of additional benefits that would be payable if full vesting had taken place as of the date of Termination of Employment. All supplemental payments are provided on an unfunded basis, are not intended to meet the qualification requirements of Section 401 of the Internal Revenue Code, and shall be payable solely from the general assets of the Corporation.

1.3 Insurance and Other Special Benefits. The Executive's participation in the life, accident and health insurance, employee welfare benefit plans (as defined in the Employee Retirement Income Security Act of 1974) and other fringe benefits (the "Benefits") provided to the Executive prior to the Change of Control or the Termination of Employment shall be continued or equivalent benefits provided by the Corporation, at no cost to the Executive, for a period of two (2) years from the date of the Executive's Termination of Employment. If for any reason the Corporation is unable to continue the Benefits, as required by the preceding sentence, the Corporation shall pay to the Executive a lump sum cash payment equal to the value of the Benefits which the Corporation is unable to provide.

1.4 Relocation Assistance. Should the Executive move his residence in order to pursue other business opportunities within two (2) years after the date of the Termination of Employment, he will be reimbursed for any expenses incurred in that relocation, including taxes payable on the reimbursement, which are not reimbursed by another employer. Benefits under this paragraph will include assistance in selling the Executive's home and all other assistance and benefits which are provided by the Corporation under its relocation plan as in effect immediately prior to the Change of Control or the Termination of Employment.

1.5 Stock Rights. All stock options, stock appreciation rights, stock purchase rights, restricted stock rights and any similar rights which the Executive holds shall become fully vested and be exercisable on the Executive's last day of employment with the Corporation.

1.6 Outplacement Assistant. The Executive shall be reimbursed by the Corporation for the costs of all outplacement services obtained by the Executive within the two (2) year period after the date of the Executive's Termination of Employment provided the total reimbursement shall be limited to an amount equal to twenty-five percent (25%) of the Executive's Annual Compensation for the calendar year immediately preceding the date of the Executive's
Termination of Employment.

1.7   Definitions.

(i) A "Change of Control" shall take place on the date of the earlier to occur of any of the following events:

(a) The acquisition by any person, other than the Corporation or any employee benefit plan of the Corporation, of beneficial ownership of 20% or more of the combined voting power of the Corporation's then outstanding voting securities;

(b) The first purchase under a tender offer or exchange offer, other than an offer by the Corporation or any employee benefit plans of the Corporation, pursuant to which shares of common stock have been purchased;

(c) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by stockholders of the Corporation of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

(d) Approval by stockholders of the Corporation of a merger, consolidation, liquidation or dissolution of the Corporation, or the sale of all or substantially all of the assets of the Corporation.

(ii) "Annual Compensation" shall mean the sum of the base salary and annual bonus paid to the Executive and all vested amounts credited to the Executive under any incentive compensation or other benefit plans of the Corporation in which the Executive participates during the applicable calendar year. In the event the Executive has not been employed by the Corporation or received a base salary and annual bonus for a complete calendar year, the determination of Annual Compensation shall involve a pro forma projection of base salary, annual bonus and vested amounts credited under incentive compensation or other benefit plans for a complete calendar year based upon the amounts that were paid or credited during the partial year of employment or partial year of receipt of compensation and any other information deemed appropriate.

(iii) A "Termination of Employment" shall take place in the event that (a) the Executive's employment is terminated for any reason other than as a consequence of death, disability or normal retirement, (b) the Executive is assigned any duties or responsibilities that are inconsistent in any respect with his position, duties, responsibilities or status prior to the Change of Control, (c) the Corporation requires the Executive to be based at a location which is more than fifty
(50) miles from the Executive's then current primary residence, (d) the Executive's base salary is reduced, or
(e) the Executive experiences in any year a reduction in the ratio of his incentive compensation, bonus or other such payments to his base compensation which is greater than the average reduction in the ratio of incentive compensation, bonus or other such payments to base compensation experienced by all of the Corporation's or the successor corporation's executive officers.

1.8 Subsequent Imposition of Excise Tax. If it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of the payments to the Executive is considered to be an "excess parachute payment," subject to the excise tax under Section 4999 of the Code, which was not contemplated to be an "excess parachute payment" at the time of payment, the Executive shall be entitled to receive a lump sum cash payment sufficient to place the Executive in the same net after-tax position, computed by using the "Special Tax Rate" as such term is defined below, that the Executive would have been in had such payment not been subject to such excise tax, and had the Executive not incurred any interest charges or penalties with respect to the imposition of such excise tax. For purposes of this Agreement, the "Special Tax Rate" shall be the highest effective Federal and state marginal tax rates applicable to the Executive in the year in which the payment contemplated under this
Section 1.8 is made.

2.	General.

2.1 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Corporation, to the extent permitted by applicable law and the Corporation's Charter and By-laws, indemnifies the Executive for his reasonable attorneys' fees and disbursements incurred in such litigation.

2.2 Dispute Resolution. Either the Executive or the Corporation may elect to have any good faith dispute or controversy arising under or in connection with this Agreement settled by arbitration, by providing written notice of such election to the other party, specifying the nature of the dispute to be arbitrated. If arbitration is selected, such proceeding shall be conducted before a panel of three (3) arbitrators sitting in a location agreed to by the Corporation and the Executive within fifty (50) miles from the location of the Executive's principal place of employment in accordance with the rules of the American Arbitration Association. Judgment may be entered on the award of the arbitrators in any court having competent jurisdiction.

      If the Executive prevails in any litigation or arbitration seeking to enforce the provisions of this Agreement, the Executive shall be entitled to reimbursement by the Corporation of all expenses, including reasonable legal fees and expenses, and costs and disbursements incurred as a result of such dispute or legal proceeding.

2.3 Payment of Obligations Absolute. The Corporation's obligation to pay the compensation and to make the arrangements provided in this Agreement shall be absolute and unconditional and shall not be affected by any circumstances, including any offset, counterclaim, recoupment, defense or other right which the Corporation may have against the Executive or anyone else. All amounts payable by the Corporation shall be paid without notice or demand. Each and every payment made by the Corporation shall be final and the Corporation will not seek to recover all or any part of such payment. The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under this Agreement, and the obtaining of any other employment shall not result in a reduction of the Corporation's obligations to make the payments, benefits and arrangements required to be made under this Agreement.

2.4 Continuing Obligations. The Executive shall retain in confidence any confidential information known to him concerning the Corporation, its subsidiaries and their respective businesses so long as such information is not publicly disclosed.

2.5 Successors. This Agreement shall be binding upon and inure to the benefit of the Executive and his estate, and the Corporation and any successor of the Corporation, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by the Executive. All references in this Agreement to the Corporation shall include its subsidiaries and affiliates and any successors and assigns of the Corporation. Any successor of the Corporation shall be deemed substituted for all purposes of the "Corporation" under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation or business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or the business of the Corporation. In all cases, the Corporation shall remain jointly and severally liable for all obligations hereunder.

2.6 Severability. Any provisions in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

2.7 Controlling Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

2.8 Modification. This Agreement shall not be varied, altered, modified, canceled, changed or in any way amended except by mutual agreement of the Executive and the Corporation in a written instrument executed by the Executive and the Corporation.

2.9 Tax Withholding. The Corporation may withhold all federal, state, city or other taxes required pursuant to any law or governmental regulation or ruling.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE RYLAND GROUP, INC.                   EXECUTIVE

/s/ R. Chad Dreier                              /s/ Frank J. Scardina
-----------------------------------             -----------------------------
R. Chad Dreier, President and Chief             Frank J. Scardina
  Executive Officer


ATTEST:

/s/ Timothy J. Geckle
---------------------------------
Timothy J. Geckle, Secretary



SENIOR EXECUTIVE SEVERANCE AGREEMENT


AGREEMENT dated as of the 28th day of January 1997 between The Ryland Group, Inc., a Maryland corporation (the "Corporation"), and Kipling W. Scott (the "Executive").

In consideration of the services provided by the Executive and the covenants and agreements contained herein, and for other good and valuable consideration the sufficiency of which is acknowledged, the Corporation and the Executive agree as follows:

1. Termination After Change of Control. The following payments and benefits will be provided to the Executive by the Corporation in the event of a Termination of Employment (as hereinafter defined) of the Executive within three (3) years after a Change of Control (as hereinafter defined) of the Corporation:

1.1 Lump Sum Cash Payment. On or before the Executive's last day of employment with the Corporation, the Corporation will pay to the Executive a lump sum cash amount equal to two (2) times the highest Annual Compensation (as hereinafter defined) paid to the Executive by the Corporation for any of the three (3) calendar years immediately preceding the date of Termination of Employment.

1.2 Accelerated Vesting and Supplemental Payments. All rights, awards and benefits of the Executive in the TRG Incentive Plan, the deferred compensation plans (including the Retirement and Stock Ownership Plan, Executive and Director Deferred Compensation Plan and any successor or replacements plans) and any incentive, bonus or benefit plans of the Corporation in which the Executive participates shall immediately vest in full and the Executive shall be paid in a lump sum within thirty (30) days of the date of Termination of Employment. To the extent that any of the plans of the Corporation would not under applicable law permit accelerated vesting, the Executive will be paid supplementally by the Corporation the amount of additional benefits that would be payable if full vesting had taken place as of the date of Termination of Employment. All supplemental payments are provided on an unfunded basis, are not intended to meet the qualification requirements of Section 401 of the Internal Revenue Code, and shall be payable solely from the general assets of the Corporation.

1.3 Insurance and Other Special Benefits. The Executive's participation in the life, accident and health insurance, employee welfare benefit plans (as defined in the Employee Retirement Income Security Act of 1974) and other fringe benefits (the "Benefits") provided to the Executive prior to the Change of Control or the Termination of Employment shall be continued or equivalent benefits provided by the Corporation, at no cost to the Executive, for a period of two (2) years from the date of the Executive's Termination of Employment. If for any reason the Corporation is unable to continue the Benefits, as required by the preceding sentence, the Corporation shall pay to the Executive a lump sum cash payment equal to the value of the Benefits which the Corporation is unable to provide.

1.4 Relocation Assistance. Should the Executive move his residence in order to pursue other business opportunities within two (2) years after the date of the Termination of Employment, he will be reimbursed for any expenses incurred in that relocation, including taxes payable on the reimbursement, which are not reimbursed by another employer. Benefits under this paragraph will include assistance in selling the Executive's home and all other assistance and benefits which are provided by the Corporation under its relocation plan as in effect immediately prior to the Change of Control or the Termination of Employment.

1.5 Stock Rights. All stock options, stock appreciation rights, stock purchase rights, restricted stock rights and any similar rights which the Executive holds shall become fully vested and be exercisable on the Executive's last day of employment with the Corporation.

1.6 Outplacement Assistant. The Executive shall be reimbursed by the Corporation for the costs of all outplacement services obtained by the Executive within the two (2) year period after the date of the Executive's Termination of Employment provided the total reimbursement shall be limited to an amount equal to twenty-five percent (25%) of the Executive's Annual Compensation for the calendar year immediately preceding the date of the Executive's
Termination of Employment.

1.7   Definitions.

(i) A "Change of Control" shall take place on the date of the earlier to occur of any of the following events:

(a) The acquisition by any person, other than the Corporation or any employee benefit plan of the Corporation, of beneficial ownership of 20% or more of the combined voting power of the Corporation's then outstanding voting securities;

(b) The first purchase under a tender offer or exchange offer, other than an offer by the Corporation or any employee benefit plans of the Corporation, pursuant to which shares of common stock have been purchased;

(c) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by stockholders of the Corporation of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

(d) Approval by stockholders of the Corporation of a merger, consolidation, liquidation or dissolution of the Corporation, or the sale of all or substantially all of the assets of the Corporation.

(ii) "Annual Compensation" shall mean the sum of the base salary and annual bonus paid to the Executive and all vested amounts credited to the Executive under any incentive compensation or other benefit plans of the Corporation in which the Executive participates during the applicable calendar year. In the event the Executive has not been employed by the Corporation or received a base salary and annual bonus for a complete calendar year, the determination of Annual Compensation shall involve a pro forma projection of base salary, annual bonus and vested amounts credited under incentive compensation or other benefit plans for a complete calendar year based upon the amounts that were paid or credited during the partial year of employment or partial year of receipt of compensation and any other information deemed appropriate.

(iii) A "Termination of Employment" shall take place in the event that (a) the Executive's employment is terminated for any reason other than as a consequence of death, disability or normal retirement, (b) the Executive is assigned any duties or responsibilities that are inconsistent in any respect with his position, duties, responsibilities or status prior to the Change of Control, (c) the Corporation requires the Executive to be based at a location which is more than fifty
(50) miles from the Executive's then current primary residence, (d) the Executive's base salary is reduced, or
(e) the Executive experiences in any year a reduction in the ratio of his incentive compensation, bonus or other such payments to his base compensation which is greater than the average reduction in the ratio of incentive compensation, bonus or other such payments to base compensation experienced by all of the Corporation's or the successor corporation's executive officers.

1.8 Subsequent Imposition of Excise Tax. If it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of the payments to the Executive is considered to be an "excess parachute payment," subject to the excise tax under Section 4999 of the Code, which was not contemplated to be an "excess parachute payment" at the time of payment, the Executive shall be entitled to receive a lump sum cash payment sufficient to place the Executive in the same net after-tax position, computed by using the "Special Tax Rate" as such term is defined below, that the Executive would have been in had such payment not been subject to such excise tax, and had the Executive not incurred any interest charges or penalties with respect to the imposition of such excise tax. For purposes of this Agreement, the "Special Tax Rate" shall be the highest effective Federal and state marginal tax rates applicable to the Executive in the year in which the payment contemplated under this
Section 1.8 is made.

2.    General.

2.1 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Corporation, to the extent permitted by applicable law and the Corporation's Charter and By-laws, indemnifies the Executive for his reasonable attorneys' fees and disbursements incurred in such litigation.

2.2 Dispute Resolution. Either the Executive or the Corporation may elect to have any good faith dispute or controversy arising under or in connection with this Agreement settled by arbitration, by providing written notice of such election to the other party, specifying the nature of the dispute to be arbitrated. If arbitration is selected, such proceeding shall be conducted before a panel of three (3) arbitrators sitting in a location agreed to by the Corporation and the Executive within fifty (50) miles from the location of the Executive's principal place of employment in accordance with the rules of the American Arbitration Association. Judgment may be entered on the award of the arbitrators in any court having competent jurisdiction.

      If the Executive prevails in any litigation or arbitration seeking to enforce the provisions of this Agreement, the Executive shall be entitled to reimbursement by the Corporation of all expenses, including reasonable legal fees and expenses, and costs and disbursements incurred as a result of such dispute or legal proceeding.

2.3 Payment of Obligations Absolute. The Corporation's obligation to pay the compensation and to make the arrangements provided in this Agreement shall be absolute and unconditional and shall not be affected by any circumstances, including any offset, counterclaim, recoupment, defense or other right which the Corporation may have against the Executive or anyone else. All amounts payable by the Corporation shall be paid without notice or demand. Each and every payment made by the Corporation shall be final and the Corporation will not seek to recover all or any part of such payment. The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under this Agreement, and the obtaining of any other employment shall not result in a reduction of the Corporation's obligations to make the payments, benefits and arrangements required to be made under this Agreement.

2.4 Continuing Obligations. The Executive shall retain in confidence any confidential information known to him concerning the Corporation, its subsidiaries and their respective businesses so long as such information is not publicly disclosed.

2.5 Successors. This Agreement shall be binding upon and inure to the benefit of the Executive and his estate, and the Corporation and any successor of the Corporation, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by the Executive. All references in this Agreement to the Corporation shall include its subsidiaries and affiliates and any successors and assigns of the Corporation. Any successor of the Corporation shall be deemed substituted for all purposes of the "Corporation" under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation or business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or the business of the Corporation. In all cases, the Corporation shall remain jointly and severally liable for all obligations hereunder.

2.6 Severability. Any provisions in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

2.7 Controlling Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

2.8 Modification. This Agreement shall not be varied, altered, modified, canceled, changed or in any way amended except by mutual agreement of the Executive and the Corporation in a written instrument executed by the Executive and the Corporation.

2.9 Tax Withholding. The Corporation may withhold all federal, state, city or other taxes required pursuant to any law or governmental regulation or ruling.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE RYLAND GROUP, INC.                          EXECUTIVE

/s/ R. Chad Dreier                              /s/ Kipling W. Scott
-----------------------------------             -----------------------------
R. Chad Dreier, President and Chief             Kipling W. Scott
  Executive Officer


ATTEST:

/s/ Timothy J. Geckle
---------------------------------
Timothy J. Geckle, Secretary



SENIOR EXECUTIVE SEVERANCE AGREEMENT


AGREEMENT dated as of the 28th day of January 1997 between The Ryland Group, Inc., a Maryland corporation (the "Corporation"), and Michael C. Brown (the "Executive").

In consideration of the services provided by the Executive and the covenants and agreements contained herein, and for other good and valuable consideration the sufficiency of which is acknowledged, the Corporation and the Executive agree as follows:

1. Termination After Change of Control. The following payments and benefits will be provided to the Executive by the Corporation in the event of a Termination of Employment (as hereinafter defined) of the Executive within three (3) years after a Change of Control (as hereinafter defined) of the Corporation:

1.1 Lump Sum Cash Payment. On or before the Executive's last day of employment with the Corporation, the Corporation will pay to the Executive a lump sum cash amount equal to two (2) times the highest Annual Compensation (as hereinafter defined) paid to the Executive by the Corporation for any of the three (3) calendar years immediately preceding the date of Termination of Employment.

1.2 Accelerated Vesting and Supplemental Payments. All rights, awards and benefits of the Executive in the TRG Incentive Plan, the deferred compensation plans (including the Retirement and Stock Ownership Plan, Executive and Director Deferred Compensation Plan and any successor or replacements plans) and any incentive, bonus or benefit plans of the Corporation in which the Executive participates shall immediately vest in full and the Executive shall be paid in a lump sum within thirty (30) days of the date of Termination of Employment. To the extent that any of the plans of the Corporation would not under applicable law permit accelerated vesting, the Executive will be paid supplementally by the Corporation the amount of additional benefits that would be payable if full vesting had taken place as of the date of Termination of Employment. All supplemental payments are provided on an unfunded basis, are not intended to meet the qualification requirements of Section 401 of the Internal Revenue Code, and shall be payable solely from the general assets of the Corporation.

1.3 Insurance and Other Special Benefits. The Executive's participation in the life, accident and health insurance, employee welfare benefit plans (as defined in the Employee Retirement Income Security Act of 1974) and other fringe benefits (the "Benefits") provided to the Executive prior to the Change of Control or the Termination of Employment shall be continued or equivalent benefits provided by the Corporation, at no cost to the Executive, for a period of two (2) years from the date of the Executive's Termination of Employment. If for any reason the Corporation is unable to continue the Benefits, as required by the preceding sentence, the Corporation shall pay to the Executive a lump sum cash payment equal to the value of the Benefits which the Corporation is unable to provide.

1.4 Relocation Assistance. Should the Executive move his residence in order to pursue other business opportunities within two (2) years after the date of the Termination of Employment, he will be reimbursed for any expenses incurred in that relocation, including taxes payable on the reimbursement, which are not reimbursed by another employer. Benefits under this paragraph will include assistance in selling the Executive's home and all other assistance and benefits which are provided by the Corporation under its relocation plan as in effect immediately prior to the Change of Control or the Termination of Employment.

1.5 Stock Rights. All stock options, stock appreciation rights, stock purchase rights, restricted stock rights and any similar rights which the Executive holds shall become fully vested and be exercisable on the Executive's last day of employment with the Corporation.

1.6 Outplacement Assistant. The Executive shall be reimbursed by the Corporation for the costs of all outplacement services obtained by the Executive within the two (2) year period after the date of the Executive's Termination of Employment provided the total reimbursement shall be limited to an amount equal to twenty-five percent (25%) of the Executive's Annual Compensation for the calendar year immediately preceding the date of the Executive's
Termination of Employment.

1.7   Definitions.

(i) A "Change of Control" shall take place on the date of the earlier to occur of any of the following events:

(a) The acquisition by any person, other than the Corporation or any employee benefit plan of the Corporation, of beneficial ownership of 20% or more of the combined voting power of the Corporation's then outstanding voting securities;

(b) The first purchase under a tender offer or exchange offer, other than an offer by the Corporation or any employee benefit plans of the Corporation, pursuant to which shares of common stock have been purchased;

(c) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by stockholders of the Corporation of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

(d) Approval by stockholders of the Corporation of a merger, consolidation, liquidation or dissolution of the Corporation, or the sale of all or substantially all of the assets of the Corporation.

(ii) "Annual Compensation" shall mean the sum of the base salary and annual bonus paid to the Executive and all vested amounts credited to the Executive under any incentive compensation or other benefit plans of the Corporation in which the Executive participates during the applicable calendar year. In the event the Executive has not been employed by the Corporation or received a base salary and annual bonus for a complete calendar year, the determination of Annual Compensation shall involve a pro forma projection of base salary, annual bonus and vested amounts credited under incentive compensation or other benefit plans for a complete calendar year based upon the amounts that were paid or credited during the partial year of employment or partial year of receipt of compensation and any other information deemed appropriate.

(iii) A "Termination of Employment" shall take place in the event that (a) the Executive's employment is terminated for any reason other than as a consequence of death, disability or normal retirement, (b) the Executive is assigned any duties or responsibilities that are inconsistent in any respect with his position, duties, responsibilities or status prior to the Change of Control, (c) the Corporation requires the Executive to be based at a location which is more than fifty
(50) miles from the Executive's then current primary residence, (d) the Executive's base salary is reduced, or
(e) the Executive experiences in any year a reduction in the ratio of his incentive compensation, bonus or other such payments to his base compensation which is greater than the average reduction in the ratio of incentive compensation, bonus or other such payments to base compensation experienced by all of the Corporation's or the successor corporation's executive officers.

1.8 Subsequent Imposition of Excise Tax. If it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of the payments to the Executive is considered to be an "excess parachute payment," subject to the excise tax under Section 4999 of the Code, which was not contemplated to be an "excess parachute payment" at the time of payment, the Executive shall be entitled to receive a lump sum cash payment sufficient to place the Executive in the same net after-tax position, computed by using the "Special Tax Rate" as such term is defined below, that the Executive would have been in had such payment not been subject to such excise tax, and had the Executive not incurred any interest charges or penalties with respect to the imposition of such excise tax. For purposes of this Agreement, the "Special Tax Rate" shall be the highest effective Federal and state marginal tax rates applicable to the Executive in the year in which the payment contemplated under this
Section 1.8 is made.

2.   General.

2.1 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Corporation, to the extent permitted by applicable law and the Corporation's Charter and By-laws, indemnifies the Executive for his reasonable attorneys' fees and disbursements incurred in such litigation.

2.2 Dispute Resolution. Either the Executive or the Corporation may elect to have any good faith dispute or controversy arising under or in connection with this Agreement settled by arbitration, by providing written notice of such election to the other party, specifying the nature of the dispute to be arbitrated. If arbitration is selected, such proceeding shall be conducted before a panel of three (3) arbitrators sitting in a location agreed to by the Corporation and the Executive within fifty (50) miles from the location of the Executive's principal place of employment in accordance with the rules of the American Arbitration Association. Judgment may be entered on the award of the arbitrators in any court having competent jurisdiction.

      If the Executive prevails in any litigation or arbitration seeking to enforce the provisions of this Agreement, the Executive shall be entitled to reimbursement by the Corporation of all expenses, including reasonable legal fees and expenses, and costs and disbursements incurred as a result of such dispute or legal proceeding.

2.3 Payment of Obligations Absolute. The Corporation's obligation to pay the compensation and to make the arrangements provided in this Agreement shall be absolute and unconditional and shall not be affected by any circumstances, including any offset, counterclaim, recoupment, defense or other right which the Corporation may have against the Executive or anyone else. All amounts payable by the Corporation shall be paid without notice or demand. Each and every payment made by the Corporation shall be final and the Corporation will not seek to recover all or any part of such payment. The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under this Agreement, and the obtaining of any other employment shall not result in a reduction of the Corporation's obligations to make the payments, benefits and arrangements required to be made under this Agreement.

2.4 Continuing Obligations. The Executive shall retain in confidence any confidential information known to him concerning the Corporation, its subsidiaries and their respective businesses so long as such information is not publicly disclosed.

2.5 Successors. This Agreement shall be binding upon and inure to the benefit of the Executive and his estate, and the Corporation and any successor of the Corporation, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by the Executive. All references in this Agreement to the Corporation shall include its subsidiaries and affiliates and any successors and assigns of the Corporation. Any successor of the Corporation shall be deemed substituted for all purposes of the "Corporation" under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation or business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or the business of the Corporation. In all cases, the Corporation shall remain jointly and severally liable for all obligations hereunder.

2.6 Severability. Any provisions in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

2.7 Controlling Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

2.8 Modification. This Agreement shall not be varied, altered, modified, canceled, changed or in any way amended except by mutual agreement of the Executive and the Corporation in a written instrument executed by the Executive and the Corporation.

2.9 Tax Withholding. The Corporation may withhold all federal, state, city or other taxes required pursuant to any law or governmental regulation or ruling.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE RYLAND GROUP, INC.                          EXECUTIVE

/s/ R. Chad Dreier                              /s/ Michael C. Brown
-----------------------------------             ----------------------------
R. Chad Dreier, President and Chief             Michael C. Brown
  Executive Officer


ATTEST:

/s/ Timothy J. Geckle
--------------------------------
Timothy J. Geckle, Secretary



SENIOR EXECUTIVE SEVERANCE AGREEMENT


AGREEMENT dated as of the 28th day of January 1997 between The Ryland Group, Inc., a Maryland corporation (the "Corporation"), and J. Sidney Davenport, IV (the "Executive").

In consideration of the services provided by the Executive and the covenants and agreements contained herein, and for other good and valuable consideration the sufficiency of which is acknowledged, the Corporation and the Executive agree as follows:

1. Termination After Change of Control. The following payments and benefits will be provided to the Executive by the Corporation in the event of a Termination of Employment (as hereinafter defined) of the Executive within three (3) years after a Change of Control (as hereinafter defined) of the Corporation:

1.1 Lump Sum Cash Payment. On or before the Executive's last day of employment with the Corporation, the Corporation will pay to the Executive a lump sum cash amount equal to two (2) times the highest Annual Compensation (as hereinafter defined) paid to the Executive by the Corporation for any of the three (3) calendar years immediately preceding the date of Termination of Employment.

1.2 Accelerated Vesting and Supplemental Payments. All rights, awards and benefits of the Executive in the TRG Incentive Plan, the deferred compensation plans (including the Retirement and Stock Ownership Plan, Executive and Director Deferred Compensation Plan and any successor or replacements plans) and any incentive, bonus or benefit plans of the Corporation in which the Executive participates shall immediately vest in full and the Executive shall be paid in a lump sum within thirty (30) days of the date of Termination of Employment. To the extent that any of the plans of the Corporation would not under applicable law permit accelerated vesting, the Executive will be paid supplementally by the Corporation the amount of additional benefits that would be payable if full vesting had taken place as of the date of Termination of Employment. All supplemental payments are provided on an unfunded basis, are not intended to meet the qualification requirements of Section 401 of the Internal Revenue Code, and shall be payable solely from the general assets of the Corporation.

1.3 Insurance and Other Special Benefits. The Executive's participation in the life, accident and health insurance, employee welfare benefit plans (as defined in the Employee Retirement Income Security Act of 1974) and other fringe benefits (the "Benefits") provided to the Executive prior to the Change of Control or the Termination of Employment shall be continued or equivalent benefits provided by the Corporation, at no cost to the Executive, for a period of two (2) years from the date of the Executive's Termination of Employment. If for any reason the Corporation is unable to continue the Benefits, as required by the preceding sentence, the Corporation shall pay to the Executive a lump sum cash payment equal to the value of the Benefits which the Corporation is unable to provide.

1.4 Relocation Assistance. Should the Executive move his residence in order to pursue other business opportunities within two (2) years after the date of the Termination of Employment, he will be reimbursed for any expenses incurred in that relocation, including taxes payable on the reimbursement, which are not reimbursed by another employer. Benefits under this paragraph will include assistance in selling the Executive's home and all other assistance and benefits which are provided by the Corporation under its relocation plan as in effect immediately prior to the Change of Control or the Termination of Employment.

1.5 Stock Rights. All stock options, stock appreciation rights, stock purchase rights, restricted stock rights and any similar rights which the Executive holds shall become fully vested and be exercisable on the Executive's last day of employment with the Corporation.

1.6 Outplacement Assistant. The Executive shall be reimbursed by the Corporation for the costs of all outplacement services obtained by the Executive within the two (2) year period after the date of the Executive's Termination of Employment provided the total reimbursement shall be limited to an amount equal to twenty-five percent (25%) of the Executive's Annual Compensation for the calendar year immediately preceding the date of the Executive's
Termination of Employment.

1.7   Definitions.

(i) A "Change of Control" shall take place on the date of the earlier to occur of any of the following events:

(a) The acquisition by any person, other than the Corporation or any employee benefit plan of the Corporation, of beneficial ownership of 20% or more of the combined voting power of the Corporation's then outstanding voting securities;

(b) The first purchase under a tender offer or exchange offer, other than an offer by the Corporation or any employee benefit plans of the Corporation, pursuant to which shares of common stock have been purchased;

(c) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by stockholders of the Corporation of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

(d) Approval by stockholders of the Corporation of a merger, consolidation, liquidation or dissolution of the Corporation, or the sale of all or substantially all of the assets of the Corporation.

(ii) "Annual Compensation" shall mean the sum of the base salary and annual bonus paid to the Executive and all vested amounts credited to the Executive under any incentive compensation or other benefit plans of the Corporation in which the Executive participates during the applicable calendar year. In the event the Executive has not been employed by the Corporation or received a base salary and annual bonus for a complete calendar year, the determination of Annual Compensation shall involve a pro forma projection of base salary, annual bonus and vested amounts credited under incentive compensation or other benefit plans for a complete calendar year based upon the amounts that were paid or credited during the partial year of employment or partial year of receipt of compensation and any other information deemed appropriate.

(iii) A "Termination of Employment" shall take place in the event that (a) the Executive's employment is terminated for any reason other than as a consequence of death, disability or normal retirement, (b) the Executive is assigned any duties or responsibilities that are inconsistent in any respect with his position, duties, responsibilities or status prior to the Change of Control, (c) the Corporation requires the Executive to be based at a location which is more than fifty
(50) miles from the Executive's then current primary residence, (d) the Executive's base salary is reduced, or
(e) the Executive experiences in any year a reduction in the ratio of his incentive compensation, bonus or other such payments to his base compensation which is greater than the average reduction in the ratio of incentive compensation, bonus or other such payments to base compensation experienced by all of the Corporation's or the successor corporation's executive officers.

1.8 Subsequent Imposition of Excise Tax. If it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of the payments to the Executive is considered to be an "excess parachute payment," subject to the excise tax under Section 4999 of the Code, which was not contemplated to be an "excess parachute payment" at the time of payment, the Executive shall be entitled to receive a lump sum cash payment sufficient to place the Executive in the same net after-tax position, computed by using the "Special Tax Rate" as such term is defined below, that the Executive would have been in had such payment not been subject to such excise tax, and had the Executive not incurred any interest charges or penalties with respect to the imposition of such excise tax. For purposes of this Agreement, the "Special Tax Rate" shall be the highest effective Federal and state marginal tax rates applicable to the Executive in the year in which the payment contemplated under this
Section 1.8 is made.

2.    General.

2.1 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Corporation, to the extent permitted by applicable law and the Corporation's Charter and By-laws, indemnifies the Executive for his reasonable attorneys' fees and disbursements incurred in such litigation.

2.2 Dispute Resolution. Either the Executive or the Corporation may elect to have any good faith dispute or controversy arising under or in connection with this Agreement settled by arbitration, by providing written notice of such election to the other party, specifying the nature of the dispute to be arbitrated. If arbitration is selected, such proceeding shall be conducted before a panel of three (3) arbitrators sitting in a location agreed to by the Corporation and the Executive within fifty (50) miles from the location of the Executive's principal place of employment in accordance with the rules of the American Arbitration Association. Judgment may be entered on the award of the arbitrators in any court having competent jurisdiction.

      If the Executive prevails in any litigation or arbitration seeking to enforce the provisions of this Agreement, the Executive shall be entitled to reimbursement by the Corporation of all expenses, including reasonable legal fees and expenses, and costs and disbursements incurred as a result of such dispute or legal proceeding.

2.3 Payment of Obligations Absolute. The Corporation's obligation to pay the compensation and to make the arrangements provided in this Agreement shall be absolute and unconditional and shall not be affected by any circumstances, including any offset, counterclaim, recoupment, defense or other right which the Corporation may have against the Executive or anyone else. All amounts payable by the Corporation shall be paid without notice or demand. Each and every payment made by the Corporation shall be final and the Corporation will not seek to recover all or any part of such payment. The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under this Agreement, and the obtaining of any other employment shall not result in a reduction of the Corporation's obligations to make the payments, benefits and arrangements required to be made under this Agreement.

2.4 Continuing Obligations. The Executive shall retain in confidence any confidential information known to him concerning the Corporation, its subsidiaries and their respective businesses so long as such information is not publicly disclosed.

2.5 Successors. This Agreement shall be binding upon and inure to the benefit of the Executive and his estate, and the Corporation and any successor of the Corporation, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by the Executive. All references in this Agreement to the Corporation shall include its subsidiaries and affiliates and any successors and assigns of the Corporation. Any successor of the Corporation shall be deemed substituted for all purposes of the "Corporation" under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation or business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or the business of the Corporation. In all cases, the Corporation shall remain jointly and severally liable for all obligations hereunder.

2.6 Severability. Any provisions in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

2.7 Controlling Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

2.8 Modification. This Agreement shall not be varied, altered, modified, canceled, changed or in any way amended except by mutual agreement of the Executive and the Corporation in a written instrument executed by the Executive and the Corporation.

2.9 Tax Withholding. The Corporation may withhold all federal, state, city or other taxes required pursuant to any law or governmental regulation or ruling.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE RYLAND GROUP, INC.                          EXECUTIVE

/s/ R. Chad Dreier                              /s/ J. Sidney Davenport, IV
----------------------------------              -----------------------------
R. Chad Dreier, President and Chief             J. Sidney Davenport, IV
  Executive Officer


ATTEST:

/s/ Timothy J. Geckle
---------------------------------
Timothy J. Geckle, Secretary



SENIOR EXECUTIVE SEVERANCE AGREEMENT


AGREEMENT dated as of the 28th day of January 1997 between The Ryland Group, Inc., a Maryland corporation (the "Corporation"), and James R. Fratangelo (the "Executive").

In consideration of the services provided by the Executive and the covenants and agreements contained herein, and for other good and valuable consideration the sufficiency of which is acknowledged, the Corporation and the Executive agree as follows:

1. Termination After Change of Control. The following payments and benefits will be provided to the Executive by the Corporation in the event of a Termination of Employment (as hereinafter defined) of the Executive within three (3) years after a Change of Control (as hereinafter defined) of the Corporation:

1.1 Lump Sum Cash Payment. On or before the Executive's last day of employment with the Corporation, the Corporation will pay to the Executive a lump sum cash amount equal to two (2) times the highest Annual Compensation (as hereinafter defined) paid to the Executive by the Corporation for any of the three (3) calendar years immediately preceding the date of Termination of Employment.

1.2 Accelerated Vesting and Supplemental Payments. All rights, awards and benefits of the Executive in the TRG Incentive Plan, the deferred compensation plans (including the Retirement and Stock Ownership Plan, Executive and Director Deferred Compensation Plan and any successor or replacements plans) and any incentive, bonus or benefit plans of the Corporation in which the Executive participates shall immediately vest in full and the Executive shall be paid in a lump sum within thirty (30) days of the date of Termination of Employment. To the extent that any of the plans of the Corporation would not under applicable law permit accelerated vesting, the Executive will be paid supplementally by the Corporation the amount of additional benefits that would be payable if full vesting had taken place as of the date of Termination of Employment. All supplemental payments are provided on an unfunded basis, are not intended to meet the qualification requirements of Section 401 of the Internal Revenue Code, and shall be payable solely from the general assets of the Corporation.

1.3 Insurance and Other Special Benefits. The Executive's participation in the life, accident and health insurance, employee welfare benefit plans (as defined in the Employee Retirement Income Security Act of 1974) and other fringe benefits (the "Benefits") provided to the Executive prior to the Change of Control or the Termination of Employment shall be continued or equivalent benefits provided by the Corporation, at no cost to the Executive, for a period of two (2) years from the date of the Executive's Termination of Employment. If for any reason the Corporation is unable to continue the Benefits, as required by the preceding sentence, the Corporation shall pay to the Executive a lump sum cash payment equal to the value of the Benefits which the Corporation is unable to provide.

1.4 Relocation Assistance. Should the Executive move his residence in order to pursue other business opportunities within two (2) years after the date of the Termination of Employment, he will be reimbursed for any expenses incurred in that relocation, including taxes payable on the reimbursement, which are not reimbursed by another employer. Benefits under this paragraph will include assistance in selling the Executive's home and all other assistance and benefits which are provided by the Corporation under its relocation plan as in effect immediately prior to the Change of Control or the Termination of Employment.

1.5 Stock Rights. All stock options, stock appreciation rights, stock purchase rights, restricted stock rights and any similar rights which the Executive holds shall become fully vested and be exercisable on the Executive's last day of employment with the Corporation.

1.6 Outplacement Assistant. The Executive shall be reimbursed by the Corporation for the costs of all outplacement services obtained by the Executive within the two (2) year period after the date of the Executive's Termination of Employment provided the total reimbursement shall be limited to an amount equal to twenty-five percent (25%) of the Executive's Annual Compensation for the calendar year immediately preceding the date of the Executive's
Termination of Employment.

1.7   Definitions.

(i) A "Change of Control" shall take place on the date of the earlier to occur of any of the following events:

(a) The acquisition by any person, other than the Corporation or any employee benefit plan of the Corporation, of beneficial ownership of 20% or more of the combined voting power of the Corporation's then outstanding voting securities;

(b) The first purchase under a tender offer or exchange offer, other than an offer by the Corporation or any employee benefit plans of the Corporation, pursuant to which shares of common stock have been purchased;

(c) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Corporation cease for any reason to constitute at least a majority thereof, unless the election or the nomination for the election by stockholders of the Corporation of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

(d) Approval by stockholders of the Corporation of a merger, consolidation, liquidation or dissolution of the Corporation, or the sale of all or substantially all of the assets of the Corporation.

(ii) "Annual Compensation" shall mean the sum of the base salary and annual bonus paid to the Executive and all vested amounts credited to the Executive under any incentive compensation or other benefit plans of the Corporation in which the Executive participates during the applicable calendar year. In the event the Executive has not been employed by the Corporation or received a base salary and annual bonus for a complete calendar year, the determination of Annual Compensation shall involve a pro forma projection of base salary, annual bonus and vested amounts credited under incentive compensation or other benefit plans for a complete calendar year based upon the amounts that were paid or credited during the partial year of employment or partial year of receipt of compensation and any other information deemed appropriate.

(iii) A "Termination of Employment" shall take place in the event that (a) the Executive's employment is terminated for any reason other than as a consequence of death, disability or normal retirement, (b) the Executive is assigned any duties or responsibilities that are inconsistent in any respect with his position, duties, responsibilities or status prior to the Change of Control, (c) the Corporation requires the Executive to be based at a location which is more than fifty
(50) miles from the Executive's then current primary residence, (d) the Executive's base salary is reduced, or
(e) the Executive experiences in any year a reduction in the ratio of his incentive compensation, bonus or other such payments to his base compensation which is greater than the average reduction in the ratio of incentive compensation, bonus or other such payments to base compensation experienced by all of the Corporation's or the successor corporation's executive officers.

1.8 Subsequent Imposition of Excise Tax. If it is ultimately determined by a court or pursuant to a final determination by the Internal Revenue Service that any portion of the payments to the Executive is considered to be an "excess parachute payment," subject to the excise tax under Section 4999 of the Code, which was not contemplated to be an "excess parachute payment" at the time of payment, the Executive shall be entitled to receive a lump sum cash payment sufficient to place the Executive in the same net after-tax position, computed by using the "Special Tax Rate" as such term is defined below, that the Executive would have been in had such payment not been subject to such excise tax, and had the Executive not incurred any interest charges or penalties with respect to the imposition of such excise tax. For purposes of this Agreement, the "Special Tax Rate" shall be the highest effective Federal and state marginal tax rates applicable to the Executive in the year in which the payment contemplated under this
Section 1.8 is made.

2.    General.

2.1 Indemnification. If litigation shall be brought to enforce or interpret any provision contained herein, the Corporation, to the extent permitted by applicable law and the Corporation's Charter and By-laws, indemnifies the Executive for his reasonable attorneys' fees and disbursements incurred in such litigation.

2.2 Dispute Resolution. Either the Executive or the Corporation may elect to have any good faith dispute or controversy arising under or in connection with this Agreement settled by arbitration, by providing written notice of such election to the other party, specifying the nature of the dispute to be arbitrated. If arbitration is selected, such proceeding shall be conducted before a panel of three (3) arbitrators sitting in a location agreed to by the Corporation and the Executive within fifty (50) miles from the location of the Executive's principal place of employment in accordance with the rules of the American Arbitration Association. Judgment may be entered on the award of the arbitrators in any court having competent jurisdiction.

      If the Executive prevails in any litigation or arbitration seeking to enforce the provisions of this Agreement, the Executive shall be entitled to reimbursement by the Corporation of all expenses, including reasonable legal fees and expenses, and costs and disbursements incurred as a result of such dispute or legal proceeding.

2.3 Payment of Obligations Absolute. The Corporation's obligation to pay the compensation and to make the arrangements provided in this Agreement shall be absolute and unconditional and shall not be affected by any circumstances, including any offset, counterclaim, recoupment, defense or other right which the Corporation may have against the Executive or anyone else. All amounts payable by the Corporation shall be paid without notice or demand. Each and every payment made by the Corporation shall be final and the Corporation will not seek to recover all or any part of such payment. The Executive shall not be obligated to seek other employment in mitigation of the amounts payable or arrangements made under this Agreement, and the obtaining of any other employment shall not result in a reduction of the Corporation's obligations to make the payments, benefits and arrangements required to be made under this Agreement.

2.4 Continuing Obligations. The Executive shall retain in confidence any confidential information known to him concerning the Corporation, its subsidiaries and their respective businesses so long as such information is not publicly disclosed.

2.5 Successors. This Agreement shall be binding upon and inure to the benefit of the Executive and his estate, and the Corporation and any successor of the Corporation, but neither this Agreement nor any rights arising hereunder may be assigned or pledged by the Executive. All references in this Agreement to the Corporation shall include its subsidiaries and affiliates and any successors and assigns of the Corporation. Any successor of the Corporation shall be deemed substituted for all purposes of the "Corporation" under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation or business entity which at any time, whether by merger, purchase or otherwise, acquires all or substantially all of the assets or the business of the Corporation. In all cases, the Corporation shall remain jointly and severally liable for all obligations hereunder.

2.6 Severability. Any provisions in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating or affecting the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

2.7 Controlling Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

2.8 Modification. This Agreement shall not be varied, altered, modified, canceled, changed or in any way amended except by mutual agreement of the Executive and the Corporation in a written instrument executed by the Executive and the Corporation.

2.9 Tax Withholding. The Corporation may withhold all federal, state, city or other taxes required pursuant to any law or governmental regulation or ruling.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

THE RYLAND GROUP, INC.                          EXECUTIVE

/s/ R. Chad Dreier                              /s/ James R. Fratangelo
----------------------------------              -----------------------------
R. Chad Dreier, President and Chief             James R. Fratangelo
  Executive Officer


ATTEST:

/s/ Timothy J. Geckle
---------------------------------
Timothy J. Geckle, Secretary